SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report:   November 14, 1996
Date of earliest event reported:  November 1, 1996



                                ASHLAND INC.
            (Exact name of registrant as specified in its charter)

                                  Kentucky
                (State or other jurisdiction of incorporation)

         1-2918                                              61--0122250
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)


1000 Ashland Drive, Russell, Kentucky                           41169
(Address of principal executive offices)                      (Zip Code)


P.O. Box 391, Ashland, Kentucky                                 41114
     (Mailing Address)                                        (Zip Code)


Registrant's telephone number, including area code (606) 329-3333

Item 5.  Other Events

     On November 1, 1996, the Registrant issued a press release announcing that Providence Capital, Inc., a small New York-based financial firm and a stockholder of record of 100 Ashland Inc. (NYSE:ASH) common shares, has given formal notice to Ashland that they have nominated three individuals
for  election  to   Ashland's   board  of  directors  at  the  1997  Annual
Shareholders Meeting, to be held on January 30, 1997.

     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.


Item 7.  Financial Statements and Exhibits
     (c)   Exhibits
           99     Press Release

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASHLAND INC.
                                          ------------------------------
                                                  (Registrant)



Date:  November 14, 1996                    /s/  James G. Stephenson
                                          ------------------------------
                                          Name:  James G. Stephenson
                                          Title: Vice President-Law

                               EXHIBIT INDEX

  EXHIBIT NUMBER                                               PAGE NO.
       99              Press Release of the Registrant             5
                       dated November 1, 1996